(Amd. #15)

                   FEDERATED WORLD INVESTMENT SERIES, INC.

                            ARTICLES OF AMENDMENT

      FEDERATED WORLD INVESTMENT SERIES, INC., a Maryland corporation having its principal office in Maryland in the City of Baltimore, Maryland (the "Corporation"), certifies to the Maryland State Department of Assessments and Taxation that:

      FIRST:      The Charter of the Corporation is amended by (i)
reclassifying all of the shares of the Corporation's Federated Emerging Markets Fund Class A, Class B and Class C Shares as Federated International Capital Appreciation Fund Class A, Class B and Class C Shares, respectively, and (ii) increasing the aggregate number of authorized Federated International Capital Appreciation Fund Class A, Class B and Class C Shares by 200,000,000, 200,000,000 and 150,000,000, respectively.

      SECOND:     Effective as of November 8, 2002:

                  (a) All of the assets and liabilities attributable to the Corporation's Federated Emerging Markets Fund Class A, Class B and Class C Shares, respectively, shall automatically be conveyed, transferred, delivered and be combined with the assets and liabilities attributable to the Corporation's Federated International Capital Appreciation Fund Class A, Class B and Class C Shares, respectively, and shall thereupon become and be assets and liabilities attributable to the Federated International Capital Appreciation Fund Class A, Class B and Class C Shares of common stock, respectively;

                  (b) Each of the issued and outstanding shares, including fractional shares, of the Corporation's Federated Emerging Markets Fund's Class A, Class B and Class C Shares, respectively, will be automatically, and without any further act or deed, reclassified and changed to full and fractional issued and outstanding shares of the Corporation's Federated International Capital Appreciation Fund Class A, Class B and Class C Shares of common stock, respectively, of equal aggregate net asset value, in such number of such Federated International Capital Appreciation Fund Class A, Class B and Class C Shares of common stock, respectively, as shall be determined by multiplying one (1) times the number obtained by dividing the net asset value of a share of Federated Emerging Markets Fund Class A, Class B and Class C common stock, respectively, by the net asset value of a share of Federated International Capital Appreciation Fund Class A, Class B and Class C common stock, respectively, last determined prior to the effective time of these Articles of Amendment.

            (c) Each unissued share (or fraction thereof) of the Corporation's Federated Emerging Markets Fund Class A, Class B and Class C Shares of common stock will automatically, and without the need of any further act or deed, be reclassified and changed to such number of unissued shares (or fractions thereof) of the Corporation's Federated International Capital Appreciation Fund Class A, Class B and Class C Shares of common stock, respectively, as shall result, as of the effective time of these Articles of Amendment and as a result hereof, in the total number of unissued shares the Corporation's Federated International Capital Appreciation Fund Class A, Class B and Class C Shares of common stock being increased by 200,000,000 shares, 200,000,000 shares and 150,000,000 shares, respectively, less the number of issued and outstanding shares of the Corporation's Federated International Capital Appreciation Fund Class A, Class B and Class C Shares of common stock resulting from paragraph (b) above.

      (d) Open accounts on the share records of the Corporation's Federated International Capital Appreciation Fund Class A, Class B and Class C Shares shall be established representing the appropriate number of shares of Federated Emerging Markets Fund Class A, Class B and Class C Shares owned by each former holder of Federated Emerging Markets Fund Class A, Class B and Class C Shares as a result of the reclassification.

      THIRD:      This amendment does not increase the authorized capital
stock of the Corporation. This amendment reclassifies the 200,000,000 authorized Federated Emerging Markets Fund Class A and Class B Shares as 200,000,000 additional Federated International Capital Appreciation Fund Class A and Class B Shares, respectively, and the 150,000,000 authorized Federated Emerging Markets Fund Class C Shares as 150,000,000 additional Federated International Capital Appreciation Class C Shares, as a result of which the Corporation will have 300,000,000 Federated International Capital Appreciation Fund Class A and Class B Shares authorized and 250,000,000 Federated International Capital Appreciation Fund Class C Shares authorized. This amendment does not amend the description of any class of stock as set forth in the Charter.

      FOURTH:     Any outstanding stock certificates representing issued and outstanding Federated Emerging Markets Fund Class A, Class B and Class C Shares, respectively, immediately prior to these Articles of Amendment becoming effective shall, upon these Articles of Amendment becoming effective, be deemed to represent the appropriate number of Federated International Capital Appreciation Fund Class A, Class B and Class C Shares, respectively, calculated as set forth in Article SECOND of these Articles of Amendment. Stock certificates representing Federated International Capital Appreciation Fund Class A, Class B and Class C Shares, respectively, resulting from the aforesaid change and reclassification need not be issued until any certificates representing the Federated Emerging Markets Fund Class A, Class B and Class C Shares so changed and reclassified have been received by the Corporation or its agent duly endorsed for transfer.

      FIFTH:      The items contained on this amendment have been duly
advised by the Board of Directors of the Corporation and approved by the stockholders of the Corporation entitled to vote thereon.

      IN WITNESS WHEREOF, FEDERATED WORLD INVESTMENT SERIES, INC. has caused these Articles of Amendment to be signed in its name and on its behalf by its President, and witness by its Assistant Secretary, as of March 18, 2003.

      The undersigned, J. Christopher Donahue, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles of Amendment are the act of the Corporation and that to the best of his knowledge, information and belief, all matters and facts set forth relating to the authorization and approval of these Articles of Amendment are true in all material respects, and that this statement is made under penalties of perjury.



WITNESS:                            FEDERATED WORLD INVESTMENT
                                    SERIES, INC.


/s/ Todd Zerega                     /s/ J. Christopher Donahue
Todd Zerega, Esquire                J. Christopher Donahue
Assistant Secretary                 President


                                                                    (Amd. #16)

                   FEDERATED WORLD INVESTMENT SERIES, INC.

                            ARTICLES OF AMENDMENT

      FEDERATED WORLD INVESTMENT SERIES, INC., a Maryland corporation having its principal office in Maryland in the City of Baltimore, Maryland (the "Corporation"), certifies to the Maryland State Department of Assessments and Taxation that:

      FIRST:      The Charter of the Corporation is amended by (i)
reclassifying all of the shares of the Corporation's Federated Asia Pacific Growth Fund Class A, Class B and Class C Shares as Federated International Capital Appreciation Fund Class A, Class B and Class C Shares, respectively, and (ii) increasing the aggregate number of authorized Federated International Capital Appreciation Fund Class A, Class B and Class C Shares by 100,000,000, 100,000,000 and 50,000,000, respectively.

      SECOND:     Effective as of November 8, 2002:

                  (a) All of the assets and liabilities attributable to the Corporation's Federated Asia Pacific Growth Fund Class A, Class B and Class C Shares, respectively, shall automatically be conveyed, transferred, delivered and be combined with the assets and liabilities attributable to the Corporation's Federated International Capital Appreciation Fund Class A, Class B and Class C Shares, respectively, and shall thereupon become and be assets and liabilities attributable to the Federated International Capital Appreciation Fund Class A, Class B and Class C Shares of common stock, respectively;

                  (b) Each of the issued and outstanding shares, including fractional shares, of the Corporation's Federated Asia Pacific Growth Fund's Class A, Class B and Class C Shares, respectively, will be automatically, and without any further act or deed, reclassified and changed to full and fractional issued and outstanding shares of the Corporation's Federated International Capital Appreciation Fund Class A, Class B and Class C Shares of common stock, respectively, of equal aggregate net asset value, in such number of such Federated International Capital Appreciation Fund Class A, Class B and Class C Shares of common stock, respectively, as shall be determined by multiplying one (1) times the number obtained by dividing the net asset value of a share of Federated Asia Pacific Growth Fund Class A, Class B and Class C common stock, respectively, by the net asset value of a share of Federated International Capital Appreciation Fund Class A, Class B and Class C common stock, respectively, last determined prior to the effective time of these Articles of Amendment.

            (c) Each unissued share (or fraction thereof) of the Corporation's Federated Asia Pacific Growth Fund Class A, Class B and Class C Shares of common stock will automatically, and without the need of any further act or deed, be reclassified and changed to such number of unissued shares (or fractions thereof) of the Corporation's Federated International Capital Appreciation Fund Class A, Class B and Class C Shares of common stock, respectively, as shall result, as of the effective time of these Articles of Amendment and as a result hereof, in the total number of unissued shares the Corporation's Federated International Capital Appreciation Fund Class A, Class B and Class C Shares of common stock being increased by 100,000,000 shares, 100,000,000 shares and 50,000,000 shares, respectively, less the number of issued and outstanding shares of the Corporation's Federated International Capital Appreciation Fund Class A, Class B and Class C Shares of common stock resulting from paragraph (b) above.

      (d) Open accounts on the share records of the Corporation's Federated International Capital Appreciation Fund Class A, Class B and Class C Shares shall be established representing the appropriate number of shares of Federated Asia Pacific Growth Fund's Class A, Class B and Class C Shares owned by each former holder of Federated Asia Pacific Growth Fund Class A, Class B and Class C Shares as a result of the reclassification.

      THIRD:      This amendment does not increase the authorized capital
stock of the Corporation. This amendment reclassifies the 100,000,000 authorized Federated Asia Pacific Growth Fund Class A and Class B Shares as 100,000,000 additional Federated International Capital Appreciation Fund Class A and Class B Shares, respectively, and the 50,000,000 authorized Federated Asia Pacific Growth Fund Class C Shares as 50,000,000 additional Federated International Capital Appreciation Class C Shares, as a result of which the Corporation will have 400,000,000 Federated International Capital Appreciation Fund Class A and Class B Shares authorized and 300,000,000 Federated International Capital Appreciation Fund Class C Shares authorized. This amendment does not amend the description of any class of stock as set forth in the Charter.

      FOURTH:     Any outstanding stock certificates representing issued and outstanding Federated Asia Pacific Growth Fund Class A, Class B and Class C Shares, respectively, immediately prior to these Articles of Amendment becoming effective shall, upon these Articles of Amendment becoming effective, be deemed to represent the appropriate number of Federated International Capital Appreciation Fund Class A, Class B and Class C Shares, respectively, calculated as set forth in Article SECOND of these Articles of Amendment. Stock certificates representing Federated International Capital Appreciation Fund Class A, Class B and Class C Shares, respectively, resulting from the aforesaid change and reclassification need not be issued until any certificates representing the Federated Asia Pacific Growth Fund Class A, Class B and Class C Shares so changed and reclassified have been received by the Corporation or its agent duly endorsed for transfer.

      FIFTH:      The items contained on this amendment have been duly
advised by the Board of Directors of the Corporation and approved by the stockholders of the Corporation entitled to vote thereon.

      IN WITNESS WHEREOF, FEDERATED WORLD INVESTMENT SERIES, INC. has caused these Articles of Amendment to be signed in its name and on its behalf by its President, and witness by its Assistant Secretary, as of March 18, 2003.

      The undersigned, J. Christopher Donahue, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles of Amendment are the act of the Corporation and that to the best of his knowledge, information and belief, all matters and facts set forth relating to the authorization and approval of these Articles of Amendment are true in all material respects, and that this statement is made under penalties of perjury.



WITNESS:                            FEDERATED WORLD INVESTMENT
                                    SERIES, INC.


/s/ Todd Zerega                     /s/ J. Christopher Donahue
Todd Zerega, Esquire                J. Christopher Donahue
Assistant Secretary                 President


                                                                    (Amd. #17)
                   FEDERATED WORLD INVESTMENT SERIES, INC.
                            ARTICLES OF AMENDMENT

      FEDERATED WORLD INVESTMENT SERIES, INC., a Maryland corporation having its principal office in Maryland in the City of Baltimore, Maryland (the "Corporation"), certifies to the Maryland State Department of Assessments and Taxation that:

      FIRST: The Corporation hereby renames all of the shares of (i) Federated European Growth Fund Class A Shares; (ii) Federated European Growth Fund Class B Shares; and (iii) Federated European Growth Fund Class C Shares as follows:

      Old Name                                     New Name

Federated European Growth Fund            Federated European Equity Fund
Class A Shares                            Class A Shares
Federated European Growth Fund            Federated European Equity Fund
Class B Shares                            Class B Shares
Federated European Growth Fund            Federated European Equity Fund
Class C Shares                            Class C Shares

      SECOND: The foregoing amendment to the Charter of the Corporation was approved by a majority of the entire Board of Directors of the Corporation; the Charter amendment is limited to a change expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by stockholders.

      THIRD: These Articles of Amendment shall become effective immediately upon the filing of these Articles.

      IN WITNESS WHEREOF, FEDERATED WORLD INVESTMENT SERIES, INC. has caused these Articles of Amendment to be signed in its name and on its behalf by its President, and witnessed by its Assistant Secretary, as of March 28, 2003.

      The undersigned, J. Christopher Donahue, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation that the foregoing Articles of Amendment are the act of the Corporation and that to the best of his knowledge, information and belief, all matters and facts set forth relating to the authorization and approval of these Articles of Amendment are true in all material respects, and that this statement is made under penalties of perjury.

WITNESS:                            FEDERATED WORLD INVESTMENT
                                    SERIES, INC.

/s/ Todd Zerega                     /s/ J. Christopher Donahue
Todd Zerega, Esquire                J. Christopher Donahue
Assistant Secretary                 President

                                                                    (Amd. #18)
                   FEDERATED WORLD INVESTMENT SERIES, INC.
                            ARTICLES OF AMENDMENT

      FEDERATED WORLD INVESTMENT SERIES, INC., a Maryland corporation having its principal office in Maryland in the City of Baltimore, Maryland (the "Corporation"), certifies to the Maryland State Department of Assessments and Taxation that:

      FIRST: The Corporation hereby renames all of the shares of (i) Federated Global Financial Services Fund Class A Shares; (ii) Federated Global Financial Services Fund Class B Shares; and (iii) Federated Global Financial Services Fund Class C Shares as follows:

      Old Name                                     New Name
Federated Global Financial Services Fund  Federated International Value Fund
Class A Shares                            Class A Shares
Federated Global Financial Services Fund  Federated International Value Fund
Class B Shares                            Class B Shares
Federated Global Financial Services Fund  Federated International Value Fund
Class C Shares                            Class C Shares

      SECOND: The foregoing amendment to the Charter of the Corporation was approved by a majority of the entire Board of Directors of the Corporation; the Charter amendment is limited to a change expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by stockholders; and the Corporation is registered as an open-end company under the Investment Company Act of 1940, as amended.

      THIRD: These Articles of Amendment shall become effective immediately upon the filing with the State Department of Assessments and Taxation of Maryland.

      IN WITNESS WHEREOF, FEDERATED WORLD INVESTMENT SERIES, INC. has caused these Articles of Amendment to be signed in its name and on its behalf by its President, and witnessed by its Assistant Secretary, as of August 5, 2003.

      The undersigned, J. Christopher Donahue, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation that the foregoing Articles of Amendment are the act of the Corporation and that to the best of his knowledge, information and belief, all matters and facts set forth relating to the authorization and approval of these Articles of Amendment are true in all material respects, and that this statement is made under penalties of perjury.

WITNESS:                            FEDERATED WORLD INVESTMENT
                                    SERIES, INC.

/s/ Todd Zerega                     /s/ J. Christopher Donahue
Todd Zerega, Esquire                J. Christopher Donahue
Assistant Secretary                 President